Exhibit 32.1

CERTIFICATION

We, Arvin H. Smith, Chief Executive Officer, and Anthony S. Loumidis, Chief Financial Officer, of GlenRose Instruments Inc. (the “Company”), certify, pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report on Form 10-K of the Company for the year ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78 m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 23, 2007

/s/ Arvin H. Smith
Chief Executive Officer

/s/ Anthony S. Loumidis Chief Financial Officer